UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2021

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 1200, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, the Compensation and Human Capital Committee of the Board of Directors of Bright Health Group, Inc., (the "Company") approved the following retention equity awards to the Company’s named executive officers:

Name	Restricted Stock Units
G. Mike Mikan, Chief Executive Officer and President	7,000,000
Catherine R. Smith, Chief Financial and Administrative Officer	1,700,000
Simeon Schindelman, Chief Executive Officer, Bright HealthCare	1,200,000
Sam K. Srivastava, Chief Executive Officer, NeueHealth	1,200,000
Keith Nelsen, General Counsel and Corporate Secretary	1,000,000

Upon vesting, each restricted stock unit (“RSU”) represents the right to receive one share of the Company’s common stock. The RSUs were granted under the Company’s 2021 Omnibus Incentive Plan (the “Plan”). Subject to the terms and conditions of the Plan and the applicable award agreement, the RSUs will vest according to the following schedule: 60% on the second anniversary of the grant date and 40% on the third anniversary of the grant date, in each case subject to such award recipient remaining continuously employed by the Company through the applicable vesting date.

The foregoing description of the RSU awards does not purport to be complete and is qualified in its entirety by reference to the Form of Restricted Stock Unit Award Agreement, which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement under the Bright Health Group, Inc. 2021 Omnibus Incentive Plan
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	December 20, 2021	By:	/s/ Keith Nelsen
		Name:	Keith Nelsen
		Title:	General Counsel and Corporate Secretary